                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 19, 2011

                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)


   MISSOURI                          0-20600                      43-1311101
(State or other                 (Commission File               (I.R.S. Employer
jurisdiction of                      Number)                    Identification
 organization)                                                      Number)


3101 MCKELVEY ROAD
ST. LOUIS, MISSOURI                                                  63044
(Address of principal executive offices)                           (Zip Code)

                                (314) 291-5110
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address if changed since last report)

                      ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

         The Registrant's annual meeting of shareholders was held on January 19, 2011, and at such annual meeting the shareholders considered and voted upon the following:

         1. Election of Directors. The following two individuals were elected as Class III directors of the Registrant and received the number of votes set forth opposite their respective names:

             Name            Votes For      Votes Withheld     Abstentions
             ----            ---------      --------------     -----------
         Zsolt Rumy          18,007,907        3,591,379         169,470
         Charles A. Dill     21,473,731          125,555         169,470

         2. Ratification of Appointment of Public Accounting Firm. The shareholders of the Registrant ratified the appointment of Ernst and Young LLP as the Registrant's independent registered public accounting firm for the fiscal year ending September 30, 2011, as follows:

         Votes For:                 31,589,053
         Votes Against:             163,138
         Votes Withheld:            83,561

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

             None.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 21, 2011

                                               ZOLTEK COMPANIES, INC.



                                               By   /s/ Andrew Whipple
                                                  ----------------------------
                                                   Andrew W. Whipple
                                                   Chief Financial Officer